EVENTSHARES U.S. POLICY ALPHA ETF (PLCY)
(the “Fund”)
October 15, 2019
Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated January 2, 2019

Change to the Fund’s Name
Effective immediately, the Fund’s name will change from “EventShares U.S. Policy Alpha ETF” to “EventShares U.S. Legislative Opportunities ETF”. The Fund’s ticker symbol will remain “PLCY”. All references to the Fund’s name in the Summary Prospectus, Prospectus, and SAI are updated to reflect the new name.
Change to the Fund’s Management Fee
Effective immediately, the management fee for the Fund will be reduced to an annual rate of 0.75% of the Fund’s average daily net assets. In addition, the Fund’s expense limit, subject to the exclusion described in the Prospectus, is reduced to an annual rate of 0.75%. In conjunction with these changes, the following information will replace the sections entitled “Fees and Expenses of the Fund” and “Expense Example” on page 2 of the Summary Prospectus and page 1 of the Prospectus:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Other Expenses(2)	0.10%
Total Annual Fund Operating Expenses	0.85%
Less Fee Waiver(3)	(0.10)%
Total Annual Fund Operating Expenses Less Fee Waiver	0.75%
(1) Restated to reflect the Fund’s contractual management fee effective October 15, 2019.
(2) Restated to reflect current fees.
(3) The Advisor has contractually agreed, through at least December 31, 2020, to waive or reduce its fees and to assume other expenses of the Fund, as necessary, in an amount that limits ‘‘Total Annual Fund Operating Expenses’’ (exclusive of interest, taxes and governmental fees, brokerage fees, commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 0.75% of the average daily net assets of the Fund. The Fund may terminate the Expense Limitation Agreement at any time.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$261	$462	$1,040
Change to the Fund’s Principal Investment Strategies and Risks
Also effective immediately, the Fund no longer sells securities short and no longer invests in currencies or commodities (other than indirectly through ETFs) as a principal or non-principal investment strategy. Accordingly, all references to such investments in the Fund’s Summary Prospectus, Prospectus, and SAI should be disregarded. Additionally, disclosures pertaining to “Short Selling Risk” in the Summary Prospectus and Prospectus are removed and should be disregarded.
Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.